UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022
CARDIOVASCULAR SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Old Highway 8 Northwest
St. Paul, Minnesota 55112-6416
(Address of Principal Executive Offices and Zip Code)

(651) 259-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, One-tenth of One Cent ($0.001) Par Value Per Share	CSII	The Nasdaq Stock Market LLC

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2022, Cardiovascular Systems, Inc. (the “Company”) and Ryan Egeland, the Company’s Chief Medical Officer, agreed that Mr. Egeland’s employment with the Company would end, effective March 3, 2022.

On March 3, 2022, the Company entered into a Separation Agreement with Mr. Egeland that provides Mr. Egeland with benefits consistent with the Company’s Executive Officer Severance Plan, which include 18 months of salary continuation benefits in the gross amount of $506,142; a pro-rated bonus under the Company’s fiscal year 2022 executive bonus plans, which will be calculated and paid following the close of fiscal year 2022; and COBRA premiums paid by the Company for up to 18 months. The vesting of 7,081 shares of Mr. Egeland’s time-based restricted stock that would have otherwise vested within the 12 month period following March 3, 2022 will be accelerated, and up to 19,890 shares of Mr. Egeland’s performance-based restricted stock will vest, provided, and only to the extent, if any, that the performance criteria for such shares are met, as determined by the Company in or around August or September 2022, 2023 and 2024 (as applicable). The Separation Agreement includes a release of claims by Mr. Egeland and he will continue to be bound by the terms of any restrictive covenant agreements he has with the Company. Mr. Egeland has the right under applicable law to rescind the Separation Agreement within 15 calendar days of his signature.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ending March 31, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 3, 2022

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Alexander Rosenstein
Alexander Rosenstein General Counsel and Corporate Secretary